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                                                                    Exhibit 2.n

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the caption 'Experts' and to the use of our report dated February 5, 2001, in the Registration Statement on Form N-2 (No. 333-_____) and related Prospectus of American Capital Strategies, Ltd. dated June 15, 2001.


                                        /s/ Ernst & Young LLP

June 15, 2001
McLean, Virginia